Exhibit 10.17

FORM OF

REGISTRATION RIGHTS AGREEMENT

by and among

RESTORATION HARDWARE HOLDINGS, INC.,

HOME HOLDINGS, LLC,

CP HOME HOLDINGS, LLC,

TOWER THREE HOME LLC,

AND

THE OTHER STOCKHOLDERS PARTY HERETO

Dated as of             , 2012

EXHIBIT INDEX

Exhibit A	Form of Consent of Holder of Registrable Securities

i

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of             , 2012, by and among Restoration Hardware Holdings, Inc., a Delaware corporation (the “Company”), Home Holdings, LLC, a Delaware limited liability company (“HH”), CP Home Holdings, LLC (“Catterton”), Tower Three Home LLC (“Tower Three”), Glenhill Capital Overseas Master Fund LP, Glenhill Capital LP, the Glenn J. Krevlin Revocable Trust, and the Krevlin 2005 Gift Trust (collectively “Glenhill”) and each registered or beneficial owner of shares of common stock of the Company listed on Schedule A hereto that has signed a Consent of Holder of Registrable Securities (such parties and each Person listed on Schedule A hereto, individually, a “Holder” and, collectively, the “Holders”).

WHEREAS, on the date hereof the Company has consummated an initial public offering, in connection with which, the parties desire to enter into this Agreement.

NOW, THEREFORE, effective as of the Effective Date, the parties mutually agree as follows:

ARTICLE I.

DEFINITIONS; RULES OF CONSTRUCTION

SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:

“Affiliate” of any specified Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. No Person shall be deemed to be an Affiliate of another Person solely by virtue of the fact that both Persons own shares of the Company’s Capital Stock.

“Board” means the Board of Directors of the Company.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.

“Capital Stock” means, with respect to any Person any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person’s capital stock, and any rights, warrants or options exercisable or exchangeable for or convertible into such capital stock.

“Catterton” has the meaning set forth in the preamble.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Common Stock, par value $0.0001 per share, of the Company.

“Company” has the meaning set forth in the preamble.

“Consent of Holders of Registrable Securities” means a consent, the form of which is attached hereto as Exhibit A.

“Demand Holder” has the meaning set forth in Section 3.02(a).

“Demand Registration” has the meaning set forth in Section 3.02(a).

“Demand Registration Notice” has the meaning set forth in Section 3.02(a).

“Effective Date” means the date of consummation of the initial public offering of the Company’s Common Stock.

“Effectiveness Period” has the meaning set forth in Section 3.02(a).

“Exchange Act” means the Securities Exchange Act of 1934.

“HH” has the meaning set forth in the preamble.

“Holder” and “Holders” have the meanings set forth in the preamble.

“Included Securities” has the meaning set forth in Section 3.01(a).

“Locked-up Person” has the meaning set forth in Section 3.05(c).

“Lock-up Period” has the meaning set forth in Section 3.05(a).

“Lock-up Securities” has the meaning set forth in Section 3.05(c).

“Major Holder” means any Person that, together with its Affiliates, owns five (5) percent or more of the outstanding shares of Common Stock of the Company.

“Person” means an individual, a corporation, a general or limited partnership, a limited liability company, a joint stock company, an association, a trust or any other entity or organization, including a government, a political subdivision or an agency or instrumentality thereof.

“Piggyback Registration” has the meaning set forth in Section 3.01(b).

“Pro Rata Amount” has the meaning set forth in Section 3.05(c).

“Public Offering” means an underwritten public offering and sale of equity securities of the Company pursuant to an effective registration statement under the Securities Act; provided, that a Public Offering shall not include (x) the initial public offering of the Company’s Common Stock or (y) an offering made in connection with (a) a business acquisition or combination pursuant to a registration statement on Form S-4 or any similar form or (b) an employee benefit plan pursuant to a registration statement on Form S-8 or any similar form.

“Registrable Securities” shall mean any of (i) the shares of Common Stock owned by any Holder at the time of determination and (ii) any other Capital Stock issued or issuable with respect to such shares of Common Stock by way of a stock split, stock dividend, reclassification, subdivision or reorganization, recapitalization or similar event. As to any particular Registrable Securities of a Holder, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the offering of such securities by the Holder shall have been declared effective under the Securities Act and such securities shall have been disposed of by such Holder pursuant to such registration statement, (b) such securities have been sold to the public pursuant to Rule 144 (or any similar provision then in force) promulgated under the Securities Act, (c) all of such Holder’s shares of Common Stock may be sold to the public pursuant to Rule 144 (or any similar provision then in force) without any volume, manner of sale or similar restrictions (provided, however, that shares of Common Stock held by Major Holders that would be Registrable Securities but for this clause (c) shall continue to be Registrable Securities for purposes of Piggyback Registrations until such shares of Common Stock cease to be Registrable Securities by some other clause of this definition), (d) such securities shall have been otherwise transferred and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company or its transfer agent and any subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any similar state law then in force or (e) such securities shall have ceased to be outstanding.

“Registration” means a Piggyback Registration or Demand Registration.

“Sale Opportunity” has the meaning set forth in Section 3.05(c).

“Sale Notice” has the meaning set forth in Section 3.05(c).

“Securities Act” means the Securities Act of 1933.

“Tower Three” has the meaning set forth in the preamble.

SECTION 1.02. Rules of Construction. Any provision of this Agreement that refers to the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation.” References to “dollars” or “$” shall mean dollars in lawful currency of the United States of America. References to numbered or letter articles, sections and subsections refer to articles, sections and subsections, respectively, of this Agreement unless expressly stated otherwise. All references to this Agreement include, whether or not expressly referenced, the exhibits and schedules attached hereto. References to a Section, paragraph, Exhibit or Schedule shall be to a Section or paragraph of, or Exhibit or Schedule to, this Agreement unless otherwise indicated. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” when used in this Agreement is not exclusive. Any agreement, instrument, law or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument, or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns. In the event that any claim is made by any Person relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular Person or its counsel.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES

Each of the parties hereby represents and warrants, severally and not jointly, to each of the other parties as follows, as of the Effective Date:

SECTION 2.01. Authority; Enforceability. Such party (a) has the legal capacity or organizational power and authority to execute, deliver and perform its obligations under this Agreement and (b) (in the case of parties that are not natural Persons) is duly organized and validly existing and in good standing under the laws of its jurisdiction of organization. This Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable against it in accordance with the terms of this Agreement, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and to the exercise of judicial discretion in accordance with general principles of equity (whether applied by a court of law or of equity).

SECTION 2.02. Consent. No consent, waiver, approval, authorization, exemption, registration, license or declaration is required to be made or obtained by such party, other than those that have been made or obtained on or prior to the Effective Date, in connection with (a) the execution or delivery of this Agreement or (b) the consummation of any of the transactions contemplated hereby.

ARTICLE III.

REGISTRATION RIGHTS

SECTION 3.01. Company Registration.

(a) Demand Registrations

(i) At any time from and after the Effective Date, upon the written demand of HH, Catterton or Tower Three (each, a “Demand Holder”), the Company shall use its commercially reasonable efforts to effect as expeditiously as possible, the registration (a “Demand Registration”) under the Securities Act of (i) all Registrable Securities held by such Demand Holder that are requested to be registered in the initial written demand and (ii) any additional Registrable Securities requested to be registered by any Holders who elect to include Registrable Securities in such Demand Registration in a written notice or notices given within ten (10) days after the date the Demand Registration Notice (as defined below) is given by the Company (together with the Registrable Securities described in clause (i), the “Included Securities”). Promptly (but in no event later than five Business Days) after the receipt by the Company of any written demand pursuant to clause (i) of the immediately preceding sentence, the Company will give written notice of such demand to all Holders of Registrable Securities (the “Demand Registration Notice”). The Company shall effect the registration under the Securities Act of the Included Securities as expeditiously as possible and use its commercially reasonable efforts to have such registration become and remain effective. The Company shall have the right to select the underwriters for a Demand Registration that is to be an underwritten offering, subject to the reasonable approval of Catterton and Tower Three.

(ii) Notwithstanding Section 3.01(a)(i), the Company shall not be required to effect more than three Demand Registrations from each of Catterton and Tower Three (including through a demand by HH) (or more than six Demand Registrations from the Demand Holders in the aggregate); provided, that the Demand Holders shall be entitled to unlimited additional Demand Registrations if such additional Demand Registrations would be eligible for registration on Form S-3; provided, further, that the Company shall not be required to effect more than two such Demand Registrations on Form S-3 in any twelve month period.

(iii) Any registration initiated pursuant to Section 3.01(a)(i) shall not count as a Demand Registration (i) unless and until a registration statement with respect to all Registrable Securities to be sold in connection therewith shall have become effective and remained effective for a period of 120 days or, if a shorter time, until all of the Included Securities shall have been sold, (ii) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental authority for any reason not attributable to the Holders of Included Securities, such that no sales are possible thereunder for a period of ten consecutive days or more, (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Holders of Included Securities or (iv) if, due to the provisions of Section 3.01(a)(iv), the Demand Holder demanding such Demand Registration is prohibited from registering 30% or more of its Registrable Securities requested to be registered in the initial written demand.

(iv) If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their good faith judgment the number of securities to be included in a Demand Registration exceeds the number that can be sold in the offering in light of marketing factors or because the sale of a greater number would adversely affect the price of the Registrable Securities to be sold in such Demand Registration, then the total number of securities the underwriters advise can be included in such Demand Registration shall be allocated (i) first, to the Holders of the Included Securities, pro rata; (ii) second, to the Company for any securities that the Company proposes to issue and sell for its own account; and (iii) third, to other persons that the Company is obligated to register pursuant to other contractual arrangements, pro rata.

(b) Piggyback Registration Rights.

(i) Whenever the Company proposes to complete a Public Offering (other than in connection with a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all Holders of Registrable Securities of its intention to effect such a registration and, subject to the terms of subsections (ii) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after the receipt of the Company’s notice.

(ii) If a Piggyback Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities on the basis of the number of shares owned by each such Holder, and (iii) third, other securities requested to be included in such registration pursuant to contractual arrangements with the Company.

(c) Other Sales Restrictions. Notwithstanding anything to the contrary herein, including any provisions regarding pro rata inclusion of Registrable Securities in any Registration, if any Holder has agreed to lock-ups or other restrictions on sale of any such Holder’s Registrable Securities with the Company, another Holder or any other Person, including pursuant to Section 3.05(c) hereof, such other agreements or restrictions shall govern the sale of such Holders Registrable Securities.

SECTION 3.02. Registration Procedures. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Article III that the Holders requesting inclusion in any Registration shall furnish to the Company such information regarding them, the Registrable Securities held by them, the intended method of disposition of such Registrable Securities, and such agreements regarding indemnification, disposition of such securities and other matters referred to in and consistent with this Article III, as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company. With respect to any Registration which includes Registrable Securities held by a Holder, the Company will:

(a) As promptly as possible (in the case of a Demand Registration, no more than 45 days after the Company’s receipt of a Demand Registration Notice that is for a Registration on a form other than Form S-3 (or any successor form) and no more than 30 days after the Company’s receipt of a Demand Registration Notice that is for a registration on Form S-3 (or any successor form)), prepare and file with the Commission a registration statement on the appropriate form prescribed by the Commission for such intended method of disposition and use its commercially reasonable efforts to cause such registration statement to be or become effective as soon as practicable thereafter; provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to counsel representing any Demand Holder selling Registrable Securities in connection with such Registration copies of all documents proposed to be filed, which documents shall be subject to the review and reasonable comments of such counsel and which shall not be filed without the consent of such Demand Holder; provided, further, that the Company shall not be obligated to maintain such Registration effective for a period longer than the earlier of (x) 120 days after such Registration becomes effective and (y) the disposition of all Registrable Securities included in such Registration (the “Effectiveness Period”);

(b) Prepare and file with the Commission such amendments and post-effective amendments to such registration statement and any documents required to be incorporated by reference therein as may be necessary to keep the registration statement effective for a period of not less than the Effectiveness Period (but not prior to the expiration of the time period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable); cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act and comply with the Securities Act in a timely manner; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus;

(c) Promptly incorporate in a prospectus supplement or post-effective amendment such information as the underwriter(s) or the Demand Holders selling shares in such Registration reasonably request to be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such prospectus supplements or post-effective amendments as soon as practical after being notified of the matters to be incorporated in such supplement or amendment;

(d) Furnish to such Holder, without charge, such number of conformed copies of the registration statement and any post-effective amendment thereto, as such Holder may reasonably request, and such number of copies of the prospectus (including each preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as the Holder or underwriter or underwriters, if any, may request in order to facilitate the disposition of the securities being sold by the Holder (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by the Holder covered by the registration statement and the underwriter or underwriters, if any, in connection with the offering and sale of the securities covered by the prospectus or any amendments or supplements thereto);

(e) Notify such Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, when the Company becomes aware of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect) contains any untrue statement of material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in the light of the circumstances under which they were made) not misleading and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the investors of such securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(f) Provide a CUSIP number for all Registrable Securities no later than the effective date of the Registration and provide the applicable transfer agent and registrar for all such Registrable Securities with printed certificates representing the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company not later than the effective date of the registration statement;

(g) Use its commercially reasonable efforts to cause all securities included in such registration statement to be listed, by the date of the first sale of securities pursuant to such registration statement, on any national securities exchange, quotation system or other market on which the Common Stock is then listed;

(h) Make generally available to its security holders an earnings statement, which need not be audited, satisfying the provisions of Section 11(a) of the Securities Act as soon as reasonably practicable after the end of the 12-month period beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the registration statement, which statement shall cover said 12-month period;

(i) After the filing of a registration statement, (i) notify each Holder holding Registrable Securities covered by such registration statement of any stop order issued or, to the Company’s knowledge, threatened by the Commission and of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction, (ii) take all reasonable actions to obtain the withdrawal of any order suspending the effectiveness of the registration statement or the qualification of any Registrable Securities at the earliest possible moment, and (iii) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant, or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Company as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, employees, agents, representatives, and independent accountants to supply all such information reasonably requested by any such seller, underwriter, attorney, accountant, or agent in connection with such registration statement;

(j) In connection with the preparation and filing of each Registration, give each Demand Holder selling Registrable Securities in such Registration, the underwriter(s) and their respective counsel, accountants and other representatives and agents the opportunity to participate in the preparation of each registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto and comparable statements under the securities or blue sky laws of any jurisdiction and give each of the foregoing Persons access to the books and records, pertinent corporate and business documents and properties of the Company and its subsidiaries and such opportunities to discuss the business and affairs of the Company and its subsidiaries with the respective directors, officers, employees, agents, representatives and the independent public accountants who have certified the Company’s consolidated financial statements, and supply all other information requested by and respond to all other inquiries from such Demand Holders, underwriter(s), counsel, accountants and other representatives and agents as shall be necessary or appropriate, in the opinion of such holders or underwriter(s), to conduct a reasonable investigation within the meaning of the

Securities Act, and the Company shall not file any registration statement or amendment thereto or any prospectus or supplement thereto to which such Demand Holders or such underwriter(s) shall object;

(k) Cause its employees to participate in customary “road shows” and other presentations as reasonably requested by the underwriters in connection with such Registration;

(l) Deliver promptly to counsel representing any Demand Holder selling Registrable Securities under such Registration and each underwriter, if any, participating in the offering of the Registrable Securities, copies of all correspondence between the Commission and the Company, its counsel or auditors, and all memoranda relating to discussions with the Commission or its staff with respect to such Registration; and

(m) On or prior to the date on which the registration statement is declared or otherwise becomes effective, use commercially reasonable efforts to (i) register or qualify, and cooperate with such underwriter or underwriters, if any, and their counsel in connection with the registration or qualification of, the securities covered by the registration statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as the managing underwriter or underwriters, if any, requests in writing, to use commercially reasonable efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the Effectiveness Period and do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Securities covered by the applicable registration statement; provided, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject, (ii) obtain a cold comfort letter from the Company’s independent public accountants in customary form and covering matters of the type customarily covered by cold comfort letters, which letter shall be addressed to the underwriters, and the Company shall use commercially reasonable efforts to cause such cold comfort letter to also be addressed to any Demand Holder selling Registrable Securities in such Registration, (iii) obtain an opinion from the Company’s outside counsel in customary form and covering matters of the type customarily covered by such opinions, which opinion shall be addressed to the underwriters and any Demand Holder selling Registrable Securities in such Registration, and (iv) enter into and perform its obligations under such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Demand Holders reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split, combination of shares, recapitalization, or reorganization).

The Holders, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (e) of this Section 3.02, will forthwith discontinue disposition of the Registrable Securities until the Holders’ receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) of this Section 3.02 or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, each Holder will, or will request the managing underwriter or underwriters, if any, to, deliver, to the Company (at the Company’s sole expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such securities current at the time of receipt of such notice.

No Holder of Registrable Securities included in a Registration shall be required to make any representations or warranties to or agreements with the Company, other than representations and warranties regarding such Holder, such Holder’s ownership of and title to the Registrable Securities to be sold in such offering, and its intended method of distribution and any liability of any such Holder under such underwriting agreement shall be limited to liability arising from breach of such Holder’s representations and warranties therein and shall be limited to an amount equal to the net amount received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

SECTION 3.03. Registration Expenses.

(a) In the case of any Registration, the Company shall bear all expenses incident to the Company’s performance of or compliance with Section 3.01 of this Agreement, including all Commission and stock exchange or Financial Industry Regulatory Authority registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company and all independent certified public accountants and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions, or transfer taxes, if any, attributable to the sale of Registrable Securities by a selling Holder or fees and expenses of more than three counsel representing the Holders selling Registrable Securities under such Registration as set forth in Section 3.03(b) below).

(b) In connection with each Registration initiated hereunder (whether a Demand Registration or a Piggyback Registration), the Company shall reimburse the Holders covered by such Registration for the reasonable fees and disbursements of one counsel chosen by Catterton, one counsel chosen by Tower Three and one counsel chosen by the holders of a majority of the Registrable Securities held by Holders other than HH, Catterton and Tower Three.

SECTION 3.04. Indemnification.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder participating in an offering of Registrable Securities, the underwriters selling such Holder’s Registrable Securities and their respective officers, directors, Affiliates and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) any of them, including any general partner or manager of any thereof, and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, damages, liabilities and expenses (including reasonable out-of-pocket fees and disbursements of counsel) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus, free writing prospectus, or any amendment thereof or supplement thereto or in any document incorporated by reference therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same are made in reliance on and in conformity with any information with respect to such Holder or Person furnished in writing to the Company by such Holder or Person expressly for use therein. The Company further agrees to indemnify and hold harmless each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, damages, liabilities and expenses (including reasonable out-of-pocket counsel fees and disbursements) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any document, report or information filed with the Commission under the Exchange Act or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are made in reliance on and in conformity with any information with respect to such Person furnished in writing to the Company by such Person expressly for use therein. Notwithstanding any other provision of this Agreement, the Company shall advance all expenses incurred by or on behalf of an indemnified party pursuant to this Section 3.04(a) within thirty (30) days after the receipt by the Company of a statement or statements from the indemnified party requesting such advance or advances from time to time, whether prior to or after final disposition of such proceeding. Such statement or statements shall reasonably evidence the expenses incurred by the indemnified party.

(b) Indemnification by the Holders. To the extent permitted by law, each Holder selling shares in a Registration agrees to indemnify and hold harmless the Company, its directors, officers and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) the Company, against any losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements in the registration statement, prospectus or preliminary prospectus (in the case of the prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is made in reliance on and in conformity with the information or affidavit with respect to such Holder so furnished in writing by such Holder expressly for use in the registration statement or prospectus; provided, that the obligation to indemnify shall be several, not joint and several, among such Holders and the liability of each such Holder shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement in accordance with the terms of this Agreement. The indemnity agreement contained in this Section 3.04(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of such Holder. The Company and the Holders of the Registrable Securities hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by such Holders, the only information furnished or to be furnished to the Company for use in any registration statement or prospectus relating to the Registrable Securities or in any amendment, supplement or preliminary materials associated therewith are statements specifically relating to (i) the beneficial ownership of shares of Common Stock by such Holder and its Affiliates, (ii) the name and address of such Holder and (iii) any additional information about such Holder or the plan of distribution (other than for an underwritten offering) required by law or regulation to be disclosed in any such document.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. The failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability hereunder with respect to the action, except to the extent that such indemnifying party is materially prejudiced by the failure to give such notice; provided, that any such failure shall not relieve the indemnifying party from any other liability which it may have to any other party or to such indemnified party other than pursuant to this Section 3.04. No indemnifying party in the defense of any such claim or litigation, shall, except with the consent of such indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party which are in addition to or may conflict with those available to any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) of this Section 3.04 is unavailable to an indemnified party as contemplated by the preceding paragraphs (a) and (b) of this Section 3.04 or is insufficient to hold such indemnified party harmless, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnified party and the indemnifying party or (ii) if the allocation provided by the preceding clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in the preceding clause (i) but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand shall be determined by reference to, among other things, whether the alleged untrue statement of material fact or alleged omission to state a material fact relates to information supplied by the Company or by the sellers of Registrable Securities or other sellers participating in the registration statement and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of any such Holder be greater in amount than the amount of net proceeds received by such Holder upon such sale or the amount for which such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided in paragraph (b) of this Section 3.04 had been available.

SECTION 3.05. Lock-Up Agreements.

(a) Whenever the Company proposes to register any of its equity securities under the Securities Act in a Public Offering or is required to use its commercially reasonable to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 3.01, each Holder of Registrable Securities agrees by acquisition of such Registrable Securities not to effect any sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, or to request registration under Section 3.01 of any Registrable Securities for the time period reasonably requested by the managing underwriter for the underwritten offering; provided, that in no event shall such period exceed 180 days in the case of the Company’s initial public offering or 90 days in the case of any subsequent Public Offering, plus, in each case, any customary “booster shot” reasonably requested by the managing underwriter (the “Lock-up Period”) after the effective date of the registration statement relating to such Registration, except (i) as part of such Registration or (ii) in the case of a private sale or distribution, unless the transferee agrees in writing to be subject to this Section 3.05. If requested by such managing underwriter, each Holder of Registrable Securities agrees to execute a lock-up agreement, in customary form, consistent with the terms of this Section 3.05(a); provided, that the form of the lock-up shall be substantially identical as to each similarly situated Holder; provided, further, that if any Holder of Registrable Securities is released from such lock-up agreement, all other Holders of Registrable Securities shall be similarly released on a pro rata basis. Notwithstanding the foregoing, no Holder shall be subject to a Lock-up Period in excess of 180 days (plus any customary “booster shot”) in any calendar year due to the registration of any Registrable Securities pursuant to Section 3.01.

(b) The Company agrees not to effect any sale or distribution of any of its equity securities or securities convertible into or exchangeable or exercisable for any such equity securities within the Lock-up Period (except as part of such underwritten Registration or pursuant to registrations on Form S-8, S-4 or any successor forms thereto), except that such restriction shall not prohibit any such sale or distribution after the effective date of the registration statement (i) pursuant to any stock option, warrant, stock purchase plan or agreement or other benefit plans approved by the Board to officers, directors or employees of the Company or its subsidiaries; (ii) pursuant to Section 4(2) of the Securities Act; or (iii) as consideration to any third party seller in connection with the bona fide acquisition by the Company or any subsidiary of the Company of the assets or securities of any Person in any transaction approved by the Board, provided that in each such case the transferee agrees in writing with the Company to be subject to restrictions comparable to those set forth in Section 3.05(a). In addition, upon the request of the managing underwriter, the Company shall use commercially reasonable efforts to cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities whether outstanding on the date of this Agreement or issued at any time after the date of this Agreement (other than any such securities acquired in a public offering), to agree not to effect any such public sale or distribution of such securities during such period, except as part of any such registration if permitted, and to cause each such holder to enter into a similar agreement to such effect with the such managing underwriter.

(c) Subject to (i) any sales in the Company’s initial public offering of equity securities, as set forth in the Company’s prospectus filed with the Commission and dated October 22, 2012 and (ii) any sales contemplated by Section 3.05(e), each of Gary Friedman,

Carlos Alberini, the Carlos E. Alberini Family 2012 Trust, Ken Dunaj, Eri Chaya, Danielle Hansmeyer, DeMonty Price, Karen Boone, Matt Salmonson, Bonnie Orofino, Frances Hamman and Mike MacKay (each a “Locked-Up Person”) agrees, severally and not jointly, with the Company that, until the earlier of (x) the date on which Catterton and Tower Three collectively own less than one half of the shares of Common Stock collectively beneficially owned by Catterton and Tower Three, including through HH, immediately following the Company’s initial public offering of equity securities (as adjusted to give effect to any recapitalization, stock split, reverse stock split, stock dividend or other similar adjustment to the outstanding shares of Capital Stock) and (y) the date that is two years after the Company’s initial public offering of equity securities, the Locked Up Person will not, without the prior written consent of the Company, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or lend or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for or repayable with Common Stock, whether now owned or hereafter acquired by the Locked Up Person or with respect to which the Locked Up Person has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-Up Securities, or file or request or demand or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, except as set forth in the following sentence. Each Locked-Up Person may sell a number of shares of Common Stock equal to the number of shares of Common Stock that are vested and not subject to Selling Restrictions (as defined in the Company’s 2012 Equity Replacement Plan, 2012 Stock Option Plan or 2012 Equity Incentive Plan) held by such Locked-Up Person multiplied by a fraction, the numerator of which is the number of shares of Common Stock sold by HH, Catterton and Tower Three and the denominator of which is the total number of shares of Common Stock owned by HH, Catterton and Tower Three immediately prior to such sale (the “Pro Rata Amount”). Any sales of the Pro Rata Amount of a Locked-Up Person must be made at the same time and in the same manner as the sale by HH, Catterton and/or Tower Three. No Locked-Up Person has any obligation to sell his or her Pro Rata Amount at any time. The Lock-Up Securities shall not include shares of Common Stock sold in the Company’s initial public offering. Any waivers of or consents to sell outside of the parameters of this Section 3.05(c) must be approved by the Board of Directors of the Company. In the event that HH, Catterton or Tower Three propose to sell any shares of Common Stock (a “Sale Opportunity”), such party shall provide notice to the Company of such potential Sale Opportunity. Promptly, but in no event more than five Business Days after receipt by the Company of a notice referred to in the prior sentence, the Company will give written notice to each of the Locked-Up Persons (the “Sale Notice”), including the proposed amount and manner of sale. A Demand Registration Notice shall constitute a Sale Notice for purposes hereof. To the extent that the proposed Sale Opportunity by HH, Catterton or Tower Three is completed, then any Locked-Up Person that has elected to include Lock-Up Securities in such sale in a written notice or notices given to the Company within ten (10) days after the date of the Sale Notice may sell up to his or her Pro Rata Amount based on the actual amount sold by HH, Catterton and Tower Three in such Sale Opportunity. No amendment to this Section 3.05(c) that is adverse to the interests of the persons subject thereto shall be made without the written consent of the Locked-Up Persons holding a majority in interest of all Registrable Securities held by all Locked-Up Persons.

(d) Notwithstanding Section 3.05(c), and subject to the conditions below, each Locked-Up Person may transfer the Lock-Up Securities without the prior written consent of the Company, provided that (1) the Company receives a signed lock-up agreement for the balance of the lock-up period from each beneficiary, donee, trustee, distributee, or transferee, as the case may be and (2) any such transfer shall not involve a disposition for value:

(i) as a bona fide gift or gifts;

(ii) by will or intestacy or to any trust for the direct or indirect benefit of the Locked Up Person or the immediate family of the Locked-Up Person (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); or

(iii) as a distribution by a trust to its beneficiaries.

(e) Notwithstanding Section 3.05(c), Gary Friedman shall have a first priority right over the Holders to sell up to the following amount of vested shares of Common Stock that are not subject to selling restrictions (the “Priority Sale Amount”): ten percent (10%) of the aggregate number of shares sold in the first Public Offering by the Company after the Company’s initial public offering (the “First Follow On Offering”), but in no event more than $15 million worth of shares of Common Stock in such offering, based on the public offering price of shares of Common Stock in such Public Offering. If the Pro Rata Amount of Mr. Friedman in the First Follow On Offering would be more than the Priority Sale Amount, then he will have priority over HH and the other stockholders of the Company for the sale of the Priority Sale Amount, and any remaining portion of his Pro Rata Amount may be sold if there is availability in the offering, subject to pro rata cutback with the other parties hereto. If there is not enough capacity in the Company’s First Follow On Offering for the Priority Sale Amount due to sales by the Company or otherwise, then Mr. Friedman may sell the unsold portion of his Priority Sale Amount in the Company’s next Public Offering on the same basis as set forth above. If there is capacity in the First Follow On Offering but Mr. Friedman elects not to sell all or a portion of the Priority Sale Amount, the Priority Sale Amount shall not be applicable in any future Public Offering by the Company. In the event that the First Follow On Offering occurs prior to the date on which the lockup between Mr. Friedman and the underwriters in connection with the Company’s initial public offering (the “IPO Lockup”) expires, HH agrees not to sell any shares in such First Follow On Offering unless Mr. Friedman is also released from such IPO Lockup to an extent that would permit him to sell shares in such First Follow On Offering as specified in this Agreement (provided that in no event shall HH be prevented from selling shares in such First Follow On Offering if Mr. Friedman does not sell shares in such First Follow On Offering for any reason other than a failure to be released from the IPO Lockup or breach of this Agreement). No amendment to this Section 3.05(e) shall be made without Mr. Friedman’s written consent.

SECTION 3.06. Participation in Registrations. No Holder may participate in any Registration hereunder which is underwritten unless such Holder (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Company and the Demand Holders selling Registrable Securities in such Registration (provided, that such underwriting arrangements shall not limit any Holder’s rights under this Agreement), and (b) completes and executes all questionnaires, powers of attorney, underwriting agreements and other documents customarily and reasonably required under the terms of such underwriting arrangements.

SECTION 3.07. Rule 144. The Company shall file any reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and it will take such further action as any Holder may reasonably request to enable such Holder to sell Registrable Securities without registration under the Securities Act as permitted by (i) Rule 144 under the Securities Act, or (ii) any similar rules or regulations hereafter adopted by the Commission. Upon the request of a Holder of Registrable Securities, the Company, at its own expense, will deliver to such Holder: (x) a written statement as to whether it has complied with the requirements that would make the exemption provided by such rule available to such Holder; (y) a copy of the most recent annual or quarterly report of the Company; and (z) such other reports and documents as such Holder may reasonably request in order to avail itself of any rule or regulation of the Commission allowing it to sell Registrable Securities without registration.

ARTICLE IV.

MISCELLANEOUS

SECTION 4.01. Notices. Except as otherwise specified herein, all notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid or otherwise delivered by hand, messenger, facsimile transmission or electronic mail and shall be given to such party at its address or facsimile number set forth on the signature pages hereof or such other address or facsimile number as such party may hereafter specify in writing in accordance with this Section 4.01; provided, that:

(a) unless otherwise specified by HH in a notice delivered by HH in accordance with this Section 4.01, any notice required to be delivered to HH shall be properly delivered if delivered to:

Home Holdings, LLC

c/o Catterton Management Company, LLC

599 West Putnam Avenue

Greenwich, CT 06830

Fax: (203) 629-4903

Attention: Marc Magliacano

And c/o Tower Three Partners LLC

2 Sound View Drive

Greenwich, CT 06830

Fax: (203) 485-5885

Attention: William B. Forrest

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP

555 Mission Street

San Francisco, CA 94109

Fax: (415) 393-8306

Attention: Stewart McDowell

and

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

Fax: (212) 310-8007

Attention: Douglas Warner

(b) unless otherwise specified by the Company in a notice delivered by the Company in accordance with this Section 4.01, any notice required to be delivered to the Company shall be properly delivered if delivered to:

Restoration Hardware Holdings, Inc.

15 Koch Road, Suite J

Corte Madera, CA 94925

Fax: (415) 927-7264

Attention: Chief Financial Officer

with a copy (which shall not constitute notice) to:

Morrison & Foerster LLP

425 Market Street

San Francisco, CA 94105

Fax: (415) 276-7113

Attention: Gavin Grover

(c) Unless otherwise specified by such Holder in a notice delivered by the Company in accordance with this Section 4.01, any notice required to be delivered to a Holder shall be properly delivered if delivered to the address of such Holder as set forth on the signature page of this Agreement or the applicable Consent of Holders of Registrable Securities, as applicable.

SECTION 4.02. Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement (including for the avoidance of doubt, the

Persons listed on Schedule A hereto) and their respective successors and permitted assigns. Except as set forth in Section 3.04, nothing in this Agreement, express or implied, is intended or shall be construed to give any Person other than the parties to this Agreement or their respective successors or permitted assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

SECTION 4.03. Amendment. This Agreement may not be amended, restated, modified or supplemented in any respect and the observance of any term of this Agreement may not be waived except by a written instrument executed by the Company, HH, Catterton and Tower Three; provided further, that no amendment, modification or waiver that adversely affects those Holders listed on Schedule A hereto in comparison to other Holders of Registrable Securities shall be affected without the prior written consent of the Holders listed on Schedule A holding a majority in interest of all Registrable Securities held by such Holders listed on Schedule A.

SECTION 4.04. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or any Holder except as otherwise expressly stated hereunder; provided that a Holder may assign all of its rights, remedies, obligations and liabilities arising under this Agreement in connection with a direct or indirect transfer or sale of such Holder’s Common Stock other than in a Public Offering, so long as the assignee agrees to be bound by, and the assignor is not then in breach of, the terms of this Agreement or any other agreement between such person and the Company.

SECTION 4.05. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to its principles of conflict of laws. The parties hereto irrevocably submit, in any legal action or proceeding relating to this Agreement, to the jurisdiction of the courts of the United States located in the State of Delaware or in any Delaware state court located in New York county and consent that any such action or proceeding may be brought in such courts and waive any objection that they may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum.

SECTION 4.06. Enforcement. The Holders agree that irreparable damage (for which monetary damages, even if available, would not be an adequate remedy) would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms on a timely basis or were otherwise breached. It is accordingly agreed that the Holders shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court identified in Section 4.05 above without the need to post bond, this being in addition to any other remedy to which they are entitled at law or in equity.

SECTION 4.07. Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 4.08. Additional Securities Subject to Agreement. All shares of Capital Stock of the Company that any Holder hereafter acquires by means of a stock split, stock dividend, distribution, exercise of options or warrants or otherwise (other than pursuant to a public offering) whether by merger, consolidation or otherwise (including shares of a surviving corporation into which the shares of Capital Stock of the Company are exchanged in such transaction) will be subject to the provisions of this Agreement to the same extent as if held on the date of the this Agreement.

SECTION 4.09. Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

SECTION 4.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

SECTION 4.11. Waiver of Jury Trial. Each party to this Agreement hereby irrevocably and unconditionally waives to the fullest extent permitted by applicable law all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to the actions of the parties hereto pursuant to this Agreement or in the negotiation, administration, performance or enforcement of this Agreement.

SECTION 4.12. Entire Agreement. This Agreement supersedes all prior agreements, whether written or oral, between the parties with respect to its subject matter (including this Agreement) and constitutes (along with the exhibits and other documents delivered pursuant to this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Company and each Holder have executed this Agreement as of the day and year first above written.

RESTORATION HARDWARE HOLDINGS, INC.

By:
Name:
Title:

HOME HOLDINGS, LLC

By:
Name:
Title:

CP HOME HOLDINGS

By:
Name:
Title:

Address:

CP Home Holdings c/o Catterton Management Company, LLC
599 West Putnam Avenue
Greenwich, CT 06830
Fax: (203) 629-4903
Attention: Marc Magliacano

With a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP
555 Mission Street
San Francisco, CA 94109
Fax: (415) 393-8306
Attention: Stewart McDowell

Signature Page

TOWER THREE HOME LLC

By:
Name:
Title:

Address:

Tower Three Home LLC
2 Sound View Drive
Greenwich, CT 06830
Fax: (203) 485-5885
Attention: William Forrest

With a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Fax: (212) 310-8007
Attention: Douglas Warner

GLENHILL CAPITAL OVERSEAS MASTER FUND, LP

By:	GLENHILL CAPITAL OVERSEAS GP, LTD., its General Partner

By:	GLENHILL CAPITAL MANAGEMENT, LLC, its Sole Shareholder

By:	GLENHILL ADVISORS, LLC, its Managing Member

By:
Name:
Title:

GLENHILL CAPITAL LP

By:	GLENHILL CAPITAL MANAGEMENT, LLC, its General Partner

By:	GLENHILL ADVISORS, LLC, its Managing Member

By:
Name:
Title:

GLENN J. KREVLIN, TRUSTEE OF THE GLENN J. KREVLIN REVOCABLE TRUST

By:
Name:
Title:

KREVLIN 2005 GIFT TRUST

By:
Name:
Title:

Address:

c/o Glenn Krevlin
600 Fifth Avenue, 11th Floor
New York, NY 10020

With a copy (which shall not constitute notice) to:

Ellenoff Grossman & Schole LLP
150 East 42nd Street
New York, New York 10017
Fax: (212) 370-7889
Attention: Joshua Englard

SCHEDULE A

Gary Friedman

Carlos Alberini

Carlos E. Alberini Family 2012 Trust

Ken Dunaj

Eri Chaya

Danielle Hansmeyer

DeMonty Price

Karen Boone

Matt Salmonson

Bonnie Orofino

Frances Hamman

Mike MacKay

Schedule A

EXHIBIT A

CONSENT OF HOLDERS OF REGISTRABLE SECURITIES

I,                      have read and hereby agree to be party to and bound by the terms and provisions of the Registration Rights Agreement, dated as of             , 2012 (the “Registration Rights Agreement”), among Restoration Hardware Holdings, Inc. and the stockholders party thereto in respect of shares of common stock of Restoration Hardware Holdings, Inc. that I beneficially own.

I acknowledge that if I have agreed with the Company, another Holder or any other Person, to lock-ups or other restrictions on sale of my Registrable Securities, then such other agreements or restrictions shall govern the sale of my Registrable Securities, and may reduce my rights to participate in a particular Registration under the Registration Rights Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Consent of Holders of Registrable Securities this      day of             , 20    .

Name:

Address:

Exhibit A